SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d) OF

THE SECURITIES EXCHANGE ACT OF 1934

Date of report: November 17, 2010

CORINTHIAN COLLEGES, INC.

(Exact Name of Registrant as Specified in Charter)

Delaware	0-25283	33-0717312
(State or other jurisdiction of Incorporation or organization)	Commission file number	(I.R.S. Employer Identification No.)

6 Hutton Centre Drive, Suite 400, Santa Ana, California		92707
(Address of principal executive offices)		(Zip Code)

(714) 427-3000

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 1.01	Entry into a Material Definitive Agreement.

On November 17, 2010, the Compensation Committee of the Board of Directors of Corinthian Colleges, Inc. (the “Company”) awarded director stock units (“DSUs”) to non-employee members of the Company’s Board of Directors in accordance with the Company’s independent director compensation guidelines. In connection therewith, the Board had previously approved, following the recommendation of the Nominating and Corporate Governance Committee of the Board, the terms and conditions of a Director Stock Unit Award Notice (the “DSU Notice”) under the Company’s 2003 Performance Award Plan, as amended and restated (the “2003 Plan”). The DSU Notice provides that one-fourth of the DSUs granted shall vest on each of the first four quarterly anniversary dates of the award date, such that the entire award to each director shall be fully vested on the one-year anniversary of the award date. The shares underlying the DSUs shall be delivered on the first to occur of the following events: (1) the date that is three (3) years after the award date, (2) the participant’s separation from service, (3) the participant’s death, (4) the participant’s disability, or (5) the occurrence of a change in control.

The foregoing summary of the DSU Notice is qualified in its entirety by reference to the text of the form of DSU Notice, a copy of which is filed as Exhibit 10.1 to this report.

Item 5.02	(e) Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

2003 Performance Award Plan

The Board of Directors of the Company previously approved, subject to stockholder approval, certain amendments to the 2003 Plan. Among other things, the amended version of the 2003 Plan reflects amendments to the plan to (i) increase the number of shares of the Company’s common stock available for award grants under the 2003 Plan by 5,000,000 shares (so that a maximum of 16,300,000 shares of the Company’s common stock may be issued or delivered pursuant to awards granted under the plan); (ii) change the plan’s share-counting provisions so that each share issued in respect of restricted stock and certain other “full-value” awards under the plan will count as 1.9 shares issued against the plan’s share limits; (iii) increase the existing limit on the number of shares that may be subject to stock options and stock appreciation rights granted under the 2003 Plan to any individual in a calendar year from 500,000 shares to 1,000,000 shares; (iv) increase the existing limit on the number of shares that may be subject to all awards granted under the 2003 Plan to any individual in a calendar year from 500,000 shares to 1,000,000 shares; (v) increase the existing limit on the number of shares that may be subject to awards granted under the plan to the Company’s non-employee directors from 400,000 shares to 2,000,000 shares; (vi) extend the term of the 2003 Plan until August 17, 2020; and (vii) extend the Company’s ability to grant awards under the plan intended to qualify as “performance-based compensation” within the meaning of Section 162(m) of the U.S. Internal Revenue Code through the 2015 annual meeting of stockholders. According to the preliminary results from the Company’s annual stockholders meeting held on November 17, 2010 (the “Annual Meeting”), the Company’s stockholders have approved the amendments to the 2003 Plan.

A copy of the amended 2003 Plan was previously filed as Appendix B to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 15, 2010.

Employee Stock Purchase Plan

The Company’s Board of Directors previously approved, subject to stockholder approval, an amendment to the Corinthian Colleges, Inc. Employee Stock Purchase Plan (the “ESPP”) to extend the term of the ESPP so that no new offering periods would commence under the ESPP on or after December 31, 2020. According to the preliminary results from the Annual Meeting, the Company’s stockholders have approved the amendment to the ESPP.

A copy of the amended and restated ESPP was previously filed as Exhibit A to the Company’s Definitive Proxy Statement filed with the Securities and Exchange Commission on October 15, 2010.

Restricted Stock Unit Award Agreement

On November 17, 2010, the Compensation Committee of the Board of Directors of the Company awarded restricted stock units (“RSUs”) to Jack Massimino, the Company’s Executive Chairman, in accordance with the terms of a form of Restricted Stock Unit Award Agreement to be entered into between the Company and Mr. Massimino (the “RSU Agreement”), pursuant to the 2003 Plan, as amended and restated. The RSU Agreement provides that one-third of the RSUs will vest on each of the first three anniversaries of the award date; provided however, that the vesting of all unvested RSUs will be accelerated (i) if Mr. Massimino remains as the Chairman of the Board of Directors for at least one year following the award date and thereafter retires, or (ii) upon the occurrence of certain change in control events of the Company as defined in the 2003 Plan.

The foregoing summary of the RSU Agreement is qualified in its entirety by reference to the text of the form of RSU Agreement, a copy of which is filed as Exhibit 10.2 to this report.

Item 5.07	Submission of Matters to a Vote of Security Holders.

The Company held its Annual Meeting of Stockholders on November 17, 2010 and there were present in person or by proxy 76,916,464 votes, representing 87.80% of the total outstanding eligible votes. At the Annual Meeting, the Company’s stockholders elected six directors to the Company’s Board of Directors, approved the amendment and restatement of the Company’s Certificate of Incorporation (“Certificate”) as described below, approved the amendment and restatement of the Company’s 2003 Plan as described below, approved the amendment of the Company’s ESPP as described below, and ratified the appointment of Ernst & Young LLP as the Company’s independent auditors for its fiscal year 2011.

Item No. 1: Election of six directors to serve for one year terms on the Board of Directors

Directors	For	Withheld	Broker Non-Votes
Paul R. St. Pierre	48,316,956	13,323,195	15,276,313
Linda Arey Skladany	60,701,319	938,832	15,276,313
Robert Lee	61,152,064	488,087	15,276,313
Jack D. Massimino	61,060,590	579,561	15,276,313
Hank Adler	61,149,842	490,309	15,276,313
John M. Dionisio	60,837,014	803,137	15,276,313

	For	Against	Abstain	Broker Non-Votes
Item No. 2: Approval of the amendment and restatement of the Certificate to increase the maximum permitted number of directors on the Board of Directors to thirteen	65,286,495	11,249,783	380,186	-0-

Item No. 3: Approval of the amendment and restatement of the 2003 Plan, which authorizes the issuance of an additional 5,000,000 shares under the 2003 Plan, and certain other amendments described above	41,702,652	19,596,272	341,227	15,276,313

Item No. 4: Approval of the amendment of the ESPP to extend the Company’s ability to grant new awards under the ESPP until December 31, 2020	59,181,507	2,114,822	343,822	15,276,313

Item No. 5: Ratification of the appointment by the Audit Committee of the Company’s Board of Directors of Ernst & Young LLP as the Company’s independent auditors for its fiscal year ending June 30, 2011	76,076,351	489,901	350,212	-0-

Item 9.01	FINANCIAL STATEMENTS AND EXHIBITS.

(d)	Exhibits.

The exhibits are listed in the Exhibit Index set forth on the following page of this Current Report.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, as amended, the registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

CORINTHIAN COLLEGES, INC.

November 23, 2010	/s/ STAN A. MORTENSEN
Stan A. Mortensen
Executive Vice President and General Counsel

EXHIBIT INDEX

Exhibit No.	Description

10.1	Form of Director Stock Unit Award Notice to be delivered by the Company to non-employee members of the Board of Directors

10.2	Form of Restricted Stock Unit Award Agreement, by and between Corinthian Colleges, Inc. and Jack D. Massimino